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                                                                  EXHIBIT 10.199

                                                                 REVISED 6/30/04

                                  MASTER LEASE
                                ESCROW AGREEMENT

     This MASTER LEASE ESCROW AGREEMENT is made and entered into as of the 30th day of June, 2004, by and among Paradise Shoppes of Prominence Point Ltd., a Florida limited partnership (hereinafter referred to as "Seller"), Inland Western Canton Paradise, L.L.C., a Delaware limited liability company (hereinafter referred to as "Buyer"), and Chicago Title and Trust Company (hereinafter referred to as "Escrow Agent") having as its address Attention:
Nancy Castro, 171 North Clark Street, Chicago, Illinois.

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale of Shopping Center dated as of the 4th day of June, 2004 (the "Contract"), Buyer acquired on and as of the date hereof from Seller certain real property commonly known as Paradise Shoppes of Prominence Point shopping center located in Canton, Georgia, as more particularly described by the Contract (the "Property"); and

     WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of Fifty-One Thousand Five Hundred Thirty-One and 41/100 Dollars ($51,531.41) (the ("Vacant Space Escrow Deposit") with respect to Seller's obligation to pay rent and reimbursable expenses to Buyer for Property vacant spaces: B-1, B-6 and C-11 not fulfilling the Tenant Conditions (as hereinafter defined) and as more particularly described upon Exhibit A, attached hereto and made a part hereof (collectively, the "Vacant Space") space at the Property; and

     WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of [______] and no/100 Dollars ($00.00) (the "Leased Space Escrow Deposit") with respect to Seller's obligation to pay rent and reimbursable expenses to Buyer for the Property tenant spaces under lease; N/A, either not yet fulfilling the Tenant Conditions (and/or more than 30-days overdue in payment of rent) and as more particularly described upon Exhibit A, (collectively, the "Leased Space not Fulfilling Tenant Conditions"); and

     WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of Thirty Thousand Eight Hundred and no/100 Dollars ($30,800.00) (the "TI/LC Escrow Deposit") with respect to Seller's obligations to pay for tenant improvement allowances and leasing commissions for Vacant Space and as more particularly described upon Exhibit A; and

     WHEREAS, Escrow Agent is willing to accept the Leased Space Escrow Deposit, and the Vacant Space Escrow Deposit, and the TI/LC Escrow Deposit, and hold and disburse same in accordance with the terms and conditions set forth below.

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     NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the Leased Space Escrow Deposit, and the Vacant Space Escrow Deposit, and the TI/LC Escrow Deposit. Escrow Agent hereby agrees to deposit the Leased Space Escrow Deposit, and the Vacant Space Escrow Deposit, and the TI/LC Escrow Deposit into an interest bearing account with a bank reasonably satisfactory to Buyer, Seller and Escrow Agent with interest accruing for the benefit of Seller. The federal taxpayer identification of Seller is as follows: 82-0558275.

     2. LEASED SPACE ESCROW DEPOSIT. Escrow Agent shall retain the Leased Space Escrow Deposit in the account, and shall cause the same to be paid in the manner described herein. The Leased Space Escrow Deposit is attributable to the Leased Space not Fulfilling Tenant Conditions. Buyer shall receive a prorated credit (calculated in accordance with the allocations described in the immediately following sentence) from the Leased Space Escrow Deposit on the date of Closing (as defined in the Contract) for the rent and reimbursable expenses attributable to the Leased Space not Fulfilling Tenant Conditions from the date of Closing through the end of the month, is which Closing occurs. Thereafter, Buyer shall receive (and Escrow Agent in hereby authorized to pay to Buyer without further direction from Seller) monthly payments, in advance, for rent and reimbursable expenses, from the Leased Space Escrow Deposit, in the monthly amounts described upon Exhibit A and attributable to each space so described (prorated for any partial months) (collectively, the "Leased Space Monthly Payment"). The Leased Space Monthly Payment shall respectively be made by Escrow Agent to Buyer until such time as the respective tenants under Leased Space not Fulfilling Tenant Conditions described upon Exhibit A have: (a) accepted its premises, and (b) opened for business at the Property to the public, and (c) commenced paying rent and other charges under its lease. and (d) delivered to Buyer evidence that all leasing commissions and tenant improvement allowances are fully paid, and (e) delivered a certificate of occupancy to Buyer for the space (collectively, the "Tenant Conditions"). Buyer shall promptly notify Seller and Escrow Agent of the date a tenant satisfies the Tenant Conditions. The balance of the Leased Space Escrow Deposit remaining after satisfaction of the Tenant Conditions for such space shall then be released to Seller upon the joint direction of Seller and Buyer with such disbursement to occur within two (2) business days after Escrow Agent's receipt of notification from Buyer of the tenant's satisfaction of Tenant Conditions. Any rent and reimbursable expenses received by Buyer from any Leased Space not Fulfilling Tenant Conditions tenant shall be promptly remitted by Buyer to Seller (to the extent Buyer has been paid pursuant to the terms to this Agreement).

     3. VACANT SPACE ESCROW DEPOSIT. Escrow Agent shall retain the Vacant Space Escrow Deposit in the account, and shall cause the same to be paid in the manner described herein. The Vacant Space Escrow Deposit is attributable to the Vacant Space. Buyer shall receive a prorated credit (calculated in accordance with the allocations described in the immediately following sentence) from the Vacant Space Escrow Deposit

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on the date of Closing for the rent and reimbursable expenses attributable to the Vacant Space from the date of Closing through the end of the month in which Closing occurs. Thereafter, Buyer shall receive (and Escrow Agent is hereby authorized to pay to Buyer without further direction from Seller) monthly payments, in advance, for rent and reimbursable expenses, from the Vacant Space Escrow Deposit, in the monthly amounts described upon Exhibit A and attributable to each space so described (prorated for any partial months) (collectively, the "Vacant Space Monthly Payment"). The Vacant Space Monthly Payment shall be made by Escrow Agent to Buyer until such time as tenants under leases for the Vacant Space have respectively satisfied the Tenant Conditions. Buyer shall promptly notify Seller and Escrow Agent of the date any tenant satisfies the Tenant Conditions. As the Vacant Space is leased during the 12-month period following the date of Closing, with the Tenant Conditions having then been satisfied, the balance of the Vacant Space Escrow Deposit attributable to each such leased Vacant Space shall then be released to Seller upon the joint direction of Seller and Buyer, with such disbursement to occur within two (2) business days after Escrow Agent's receipt of notification from Buyer that Vacant Space is leased with the Tenant Conditions having been satisfied. The balance of the Vacant Space Escrow Deposit attributable to the Vacant Space not yet leased, if any, remaining on the 1st day of the 2nd year following the date of Closing, shall be released to Seller reduced by the following described sums which shall then be payable to Buyer; any pending (and not yet paid by Escrow Agent) funds disbursement requests made by Buyer in accordance with the terms of this Agreement. Any rent and reimbursable expenses received by Buyer from any Vacant Space tenant shall be promptly remitted by Buyer to Seller (to the extent Buyer has been paid pursuant to the tenants of this Agreement).

     4. TENANT IMPROVEMENT ALLOWANCES AND LEASING COMMISSIONS DEPOSIT. The TI/LC Escrow Deposit is applicable to the Vacant Space on the basis of the product of Eight and no/100 Dollars ($8.00) as and for leasing/brokerage commissions ("LC") and tenant improvement allowances ("TI"), multiplied by 3850 square feet of Vacant Space. That portion of the TI/LC Escrow Deposit attributable to LC shall be released from the Escrow Deposit by Escrow Agent upon the joint direction of Seller and Buyer accompanied by signed lien walvers and invoices from the applicable real estate brokers. That portion of the TI/LC Escrow Deposit attributable to TI shall be released by Escrow Agent upon the joint direction of Seller and Buyer accompanied by the documentation required by each lease, and in any event, no less documentation than copies of invoices and mechanics lien waivers in the amount of each request shall accompany the draw request. As each portion of the Vacant Space is leased to tenants during the 1-year period following the date of Closing and the Tenant Conditions are fulfilled as to such tenant(s) the amount of non-allocated TI/LC Escrow Deposit attributable to each of such space(s) shall then be released to Seller upon the joint direction of Seller and Buyer, with such disbursement to occur within two (2) business days after Escrow Agent's receipt of notification from Buyer that Vacant Space is leased with the Tenant Conditions having been satisfied. Any non-allocated TI/LC Escrow Deposit remaining on the 1st day of the 2nd year following the date of Closing, for any then Vacant Space, shall be released to Buyer.

     5. ESCROW ADMINISTRATION. The costs of administration of this Escrow Agreement by Escrow Agent in the sum of Seven Hundred Fifty and no/100 Dollars

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($750.00) per year shall be shared equally by Seller and Buyer. This Escrow
Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Florida. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of this Escrow Agreement shall control.

     6. NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall either be: (i) delivered by facsimile transmission, or (ii) personally delivered, or (iii) sent by Federal Express or other overnight or same day courier service providing a return receipt, (and shall be effective when received, when refused or when the same cannot be delivered, as evidenced on the return receipt) to the following addresses:

If to Seller:               Paradise Shoppes of Prominence Point, Ltd.
                            c/o Paradise Development Group, Inc.
                            2901 Rigsby Lane
                            Safety Harbor, Florida
                            Attention: Mr. Michael T. Wagner
                            Facsimile:  (727) 726-2337
                            Telephone:  (727) 726-1115

Copy to:                    Forlizzo Law Group, P.A.
                            2903 Rigsby Lane
                            Safety Harbor, Florida 34695
                            Attention: Robert A. Forlizzo, Esquire
                            Facsimile:  (727) 669-6929
                            Telephone:  (727) 669-0550

If to Buyer:                Inland Western Canton Paradise, L.L.C.
                            2901 Butterfield Road
                            Oak Brook, Illinois 60523
                            Attention: Rob Barg
                            Facsimile:  (630) 218-4928

Copy to:                    The Inland Group, Inc.
                            2901 Butterfield Road
                            Oak Brook, Illinois 60523
                            Attention: Robert Baurn, General Counsel
                            Facsimile:  (630) 18-4900 and (630) 571-2360

If to Escrow Agent:         Ms. Nancy Castro
                            Chicago Title and Trust Company
                            171 North Clark Street

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                            Chicago, Illinois
                            Facsimile:  312-223-2108
                            Telephone:  312-223-2709

     7. COUNTERPARTS. This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original The Escrow Agreement may be executed by facsimile.

     8. REPORTING. Escrow Agent agrees to deliver to Buyer and Seller, on a monthly basis, a copy of the bank statement of account of the Escrow Deposit. Such monthly statements shall be delivered to: Inland Retail Real Estate Trust, Inc., 200 Waymore Court, Suite 126, Unit 10, Lake Mary, Florida 32746 (telephone: 407-688-6450; facsimile: 407-688-6543).

     9. POTENTIAL ADUSTMENT TO PURCHASE PRICE. Seller and Buyer shall calculate an adjustment to the Purchase Price based upon the following described formula:

     The Purchase Price shall be adjusted as follows:

     (i) as of the date of this Agreement, calculate the total square feet of Project Vacant Space and multiply that sum by the base rental per square foot values, described on a space-by-space basis upon the Rent Roll, to obtain the Project Vacant Space base rent value (the "Vacant Space Base Rent Value"). The Vacant Space Base Rent Value shall be calculated as to both the aggregate Project Vacant Space as well as to Project Vacant Space on a space-by-space basis, then

     (ii) during the twelve (12) month term of this Master Lease Escrow Agreement, as an individual unit(s) of Project Vacant Space is leased, calculate the square feet of Project Vacant Space on a space-by-space basis leased to tenants under Leases (from the date of this Agreement to the date of Closing) which are then open for business, operating and paying base rent and reimbursable expenses per their respective Leases (the "Leased Space"); and then multiply the Leased Space by the actual base rent payable by such tenants under such Leases (on a space-by-space basis) to obtain, on a space-by-space basis, the Leased Space base rental value for each individual space (the "Leased Space Base Rent Value"); then

     (iii) subtract the Vacant Space Base Rent Value attributable to Leased Space from the Leased Space Rent Value (on a space-by-space basis), and divide the value so obtained by .071, to obtain, on a space-by-space basis, the "Adjustment to Purchase Price Value." If the Adjustment to Purchase Price Value is a positive number, the amount will be added to the Purchase Price and paid by Buyer to Seller at such time as the

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             Vacant Space Escrow Deposit related to the individual space of
             Leased Space is disbursed pursuant to Section 3, above.

     In calculating the Leased Space Base Rent Value contemplated by subparagraph (ii), above, there shall be included in such calculation any rental income received from tenants occupying individual tenant panels on any shopping center signage.

                    PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

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     IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow
Agreement to be signed and delivered as of the day and year first above written.

                              BUYER:

                              INLAND WESTERN CANTON PARADISE,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc.,
                                  a Maryland corporation


                              By:  /s/ [ILLEGIBLE]
                                  ----------------------------------
                              Name: [ILLEGIBLE]
                                    ------------------------------
                              As Its: [ILLEGIBLE]
                                      -------------------------------

                              SELLER:

                              Paradise Shoppes of Prominence Point, Ltd., a Florida limited partnership

                              By: Paradise Development Group, Inc., a
                                  Florida corporation, its General Partner


                              By: /s/ Michael T. Wagner
                                  ----------------------------------
                                  Michael T. Wagner
                                  Vice President


                              ESCROW AGENT:

                              Chicago Title and Trust Company


                              By:
                                  ----------------------------------
                              Name:
                                    --------------------------------
                              As Its:
                                      ------------------------------

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                                   EXHIBIT "A"

PARADISE PROMINENCE, LTD.
[ILLEGIBLE] Lease

                                            RENT           CAR           TENANT [ILLEGIBLE]   COMBINATION       TOTAL
                                          ????             ????                 ????            ????
                                                                                                               ---------
Total sq. [ILLEGIBLE]        2,185        45,782.95        7,???                11,660.00       19,250.00      ?2,331.41
                                                                                                               ---------